Exhibit 10.1


October 29, 2004




Mr. Richard Gardner President CLK Energy, Inc. 1615 Poydras St. 5th. Floor New Orleans, LA 70112

Re:  Bayou Choctaw Field - West Baton Rouge and Iberville Parishes, Louisiana

Dear Rick:

This letter will amend our letter agreement of July 13, 2004 as amended by letters dated August 10, 2004, August 30, 2004 and September 27, 2004 (the "Letter Agreement").

1. The date in paragraph numbered 1 in the Letter Agreement which originally appeared as August 10, 2004 and has since been changed to September 30, 2004 shall be changed to November 19, 2004.

2. The paragraph numbered 2 (iii) shall be deleted and replaced with the following:

         "Noser shall obtain the resignation of Mr. McDonald from the Board of Directors, increase the size of the Board of Directors from 2 members to 3 and cause the vacancies left by such resignation and increase in size to be filled by Richard J. Gardner and Robert E. McKee."

      3. The warrants to be issued under paragraph numbered 2 (vi) shall be issued to the individuals set forth on Exhibit "A" hereto.

     4. The stock to be issued under paragraph numbered 2 (vii) shall be issued to the individuals set forth on Exhibit "B" hereto.

5. The warrants to be issued under paragraph numbered 4 shall be issued to the individuals set forth on Exhibit "C" hereto.

   Except as amended hereby, the Letter Agreement is ratified and confirmed.

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   If you are in agreement with these terms, please execute and return one copy of this letter.

   Sincerely,


   /S/ Stephen Noser
   --------------------
   Stephen Noser
   President

   Accepted and Agreed October , 2004 CLK ENERGY, INC.




   /S/  Brent A. Kovach
   --------------------
   By:  Brent A. Kovach
   Its: CFO



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                                   EXHIBIT "A"


   Brent Kovach                                      142,850
   Rolland R. Londot                                 142,850
   Richard J. Gardner                                142,850
   Robert E. McKee, III                               71,450

                                   EXHIBIT "B"



   Brent Kovach                                      15/70 ths
   Rolland L. Londot                                 21/70 ths
   Richard J. Gardner                                25/70 ths
   Robert E. McKee                                    5/70 ths
   Carl Kemmerly                                      4/70 ths

                                   EXHIBIT "C"


   Brent A. Kovach                                   321,429
   Rolland L. Londot                                 450,000
   Richard J. Gardner                                535,714
   Robert E. McKee                                   107,143
   Carl Kemmerly                                      85,714